UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President

100 Federal Street

Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

James E. Thomas, Esq.

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2024

Date of reporting period:	January 1, 2024 – December 31, 2024

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam VT Mortgage Securities Fund
Class IA
Annual Shareholder Report | December 31, 2024

This annual shareholder report contains important information about Putnam VT Mortgage Securities Fund for the period January 1, 2024, to December 31, 2024.
You can find additional information about the Fund at https://www.franklintempleton.com/regulatory-fund-documents. You can also request this information by contacting us at (800) 225-1581.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Class IA1	$51	0.50%
*	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
1	Does not reflect expenses incurred from investing through variable annuity or variable life insurance products.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve months ended December 31, 2024, Class IA shares of Putnam VT Mortgage Securities Fund returned 5.14%. The Fund compares its performance to the Bloomberg U.S. MBS Index and the Putnam VT Mortgage Securities Linked Benchmark†, which both returned 1.20% for the same period.
PERFORMANCE HIGHLIGHTS

Top contributors to performance:
↑
Commercial Mortgage-backed securities (CMBS) mezzanine cash bonds as spreads tightened notably during the year as commercial real estate fundamentals and outlook improved. Market liquidity remained significantly improved from 2023 low points and more end investors were active.

↑
Residential mortgage credit, particularly allocation to credit risk transfer (CRT) securities, benefited from increased expectations for a soft-landing economic scenario in the U.S. and the strong housing fundamentals backdrop.

↑
Agency interest-only (IO) holdings were another contributor. Prepayment speeds remained subdued, and well below the normal historical range. Seasoned IO bonds were still well “out-of-the-money” and thus benefited from stable prepayment speeds and a strong carry profile.

Top detractors from performance:
↓	Agency inverse IO securities backed by newer issue collateral with higher coupons detracted as prepayment speeds increased in response to the mid-year interest rate rally.
Use of derivatives and the impact on performance:
The Fund utilized futures for hedging treasury term structure risk and yield curve positioning. Interest-rate swaps were used to hedge term structure risk and for yield curve positioning. Options were used to hedge duration and convexity, isolate prepayment risk, and manage downside risks. Commercial real estate  derivatives were used to gain exposure to the CMBS sector and to hedge credit and market risks. In aggregate, these  derivatives contributed to performance.
Putnam VT Mortgage Securities Fund	PAGE 1	38988-ATSIA-0225

HOW DID THE FUND PERFORM OVER THE LAST 10 YEARS?
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
VALUE OF A $10,000 INVESTMENT –  Class IA 12/31/2014 — 12/31/2024
AVERAGE ANNUAL TOTAL RETURNS (%) Period Ended December 31, 2024

	1 Year	5 Year	10 Year
Class IA	5.14	-0.96	0.94
Bloomberg U.S. Aggregate Index	1.25	-0.33	1.35
Bloomberg U.S. MBS Index	1.20	-0.74	0.91
Putnam VT Mortgage Securities Linked Benchmark†	1.20	-0.74	0.73
†	The Putnam VT Mortgage Securities Linked Benchmark represents the performance of the Bloomberg Government Bond Index through April 29, 2018, and the performance of the Bloomberg U.S. MBS Index thereafter.
Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at the end of the period for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.
Performance does not reflect expenses incurred from investing through variable annuity or variable life insurance products, which if reflected, would reduce performance of the Fund.
Fund performance figures may reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Effective April 30, 2018, the Fund adopted its current investment strategy.
Important data provider notices and terms available at www.franklintempletondatasources.com.
KEY FUND STATISTICS (as of December 31, 2024)

Total Net Assets	$27,294,238
Total Number of Portfolio Holdings*	351
Total Management Fee Paid	$13,353
Portfolio Turnover Rate	1,580%
*	Includes derivatives, if applicable.
Putnam VT Mortgage Securities Fund	PAGE 2	38988-ATSIA-0225

WHAT DID THE FUND INVEST IN? (as of December 31, 2024)
Portfolio Composition (% of Total Net Assets)
Cash and Equivalents, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced mortgage security trades, if any, in addition to the market value of securities. Holdings and allocations may vary over time.
HOW HAS THE FUND CHANGED?
On May 31, 2023, Franklin Resources, Inc. (“Franklin Templeton”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Transaction was completed on January 1, 2024. As part of the Transaction, your Fund’s then-current investment advisor, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings, and your Fund’s then-current sub-advisor, Putnam Investments Limited (“PIL”), an indirect, wholly-owned subsidiary of Putnam Holdings, became indirect, wholly-owned subsidiaries of Franklin Templeton. In connection with the Transaction, shareholders of your Fund approved a new management contract with Putnam Management and a new sub-advisory contract with PIL. The new contracts were identical to the previous contracts, except for the effective dates, initial terms, updates to fund names as necessary to reflect previous name changes, and certain non-substantive changes.
Effective July 15, 2024, Putnam Management transferred its management contract for your Fund to Franklin Advisers, Inc. (“Franklin Advisers”), and Franklin Advisers replaced Putnam Management as the investment advisor to your Fund. In connection with the transfer, your Fund’s portfolio managers, along with supporting research analysts and certain other investment staff of Putnam Management, also became employees of Franklin Advisers. Putnam Management also transferred to Franklin Advisers its sub-management agreement with PIL in respect of your Fund. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Templeton. In addition, effective July 15, 2024, Franklin Advisers retained Putnam Management as a sub-advisor to your Fund pursuant to a new sub-advisory agreement.
Effective November 1, 2024 (the “Effective Date”), PIL, a sub-advisor of the Fund prior to the Effective Date, merged with and into Franklin Templeton Investment Management Limited (“FTIML”), a wholly-owned subsidiary of Franklin Templeton (the “Merger”). As of the Effective Date, PIL investment professionals became employees of FTIML, and the sub-advisory agreement between Franklin Advisers and PIL with respect to the Fund was terminated. In connection with the Merger, the Fund’s Trustees approved a new sub-advisory agreement between Franklin Advisers and FTIML, pursuant to which FTIML became a sub-advisor of the Fund on the Effective Date.
Effective September 30, 2024, the portfolio managers for the Fund are Michael Salm, Jatin Misra, Neil Dhruv and Paul Varunok.
This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund’s current prospectus and any applicable supplements and the Fund’s next prospectus, which we expect to be available by May 1, 2025, at https://www.franklintempleton.com/regulatory-fund-documents or upon request at (800) 225-1581 or
funddocuments@putnam.com.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Additional information is available on https://www.franklintempleton.com/regulatory-fund-documents, including its:
• prospectus • proxy voting information • financial information • holdings • tax information
Putnam VT Mortgage Securities Fund	PAGE 3	38988-ATSIA-0225

Putnam VT Mortgage Securities Fund
Class IB
Annual Shareholder Report | December 31, 2024

This annual shareholder report contains important information about Putnam VT Mortgage Securities Fund for the period January 1, 2024, to December 31, 2024.
You can find additional information about the Fund at https://www.franklintempleton.com/regulatory-fund-documents. You can also request this information by contacting us at (800) 225-1581.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Class IB1	$77	0.75%
*	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
1	Does not reflect expenses incurred from investing through variable annuity or variable life insurance products.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve months ended December 31, 2024, Class IB shares of Putnam VT Mortgage Securities Fund returned 4.76%. The Fund compares its performance to the Bloomberg U.S. MBS Index and the Putnam VT Mortgage Securities Linked Benchmark†, which both returned 1.20% for the same period.
PERFORMANCE HIGHLIGHTS

Top contributors to performance:
↑
Commercial Mortgage-backed securities (CMBS) mezzanine cash bonds as spreads tightened notably during the year as commercial real estate fundamentals and outlook improved. Market liquidity remained significantly improved from 2023 low points and more end investors were active.

↑
Residential mortgage credit, particularly allocation to credit risk transfer (CRT) securities, benefited from increased expectations for a soft-landing economic scenario in the U.S. and the strong housing fundamentals backdrop.

↑
Agency interest-only (IO) holdings were another contributor. Prepayment speeds remained subdued, and well below the normal historical range. Seasoned IO bonds were still well “out-of-the-money” and thus benefited from stable prepayment speeds and a strong carry profile.

Top detractors from performance:
↓	Agency inverse IO securities backed by newer issue collateral with higher coupons detracted as prepayment speeds increased in response to the mid-year interest rate rally.
Use of derivatives and the impact on performance:
The Fund utilized futures for hedging treasury term structure risk and yield curve positioning. Interest-rate swaps were used to hedge term structure risk and for yield curve positioning. Options were used to hedge duration and convexity, isolate prepayment risk, and manage downside risks. Commercial real estate  derivatives were used to gain exposure to the CMBS sector and to hedge credit and market risks. In aggregate, these  derivatives contributed to performance.
Putnam VT Mortgage Securities Fund	PAGE 1	38988-ATSIB-0225

HOW DID THE FUND PERFORM OVER THE LAST 10 YEARS?
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
VALUE OF A $10,000 INVESTMENT –  Class IB 12/31/2014 — 12/31/2024
AVERAGE ANNUAL TOTAL RETURNS (%) Period Ended December 31, 2024

	1 Year	5 Year	10 Year
Class IB	4.76	-1.24	0.67
Bloomberg U.S. Aggregate Index	1.25	-0.33	1.35
Bloomberg U.S. MBS Index	1.20	-0.74	0.91
Putnam VT Mortgage Securities Linked Benchmark†	1.20	-0.74	0.73
†	The Putnam VT Mortgage Securities Linked Benchmark represents the performance of the Bloomberg Government Bond Index through April 29, 2018, and the performance of the Bloomberg U.S. MBS Index thereafter.
Performance does not reflect expenses incurred from investing through variable annuity or variable life insurance products, which if reflected, would reduce performance of the Fund.
Fund performance figures may reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Effective April 30, 2018, the Fund adopted its current investment strategy.
Important data provider notices and terms available at www.franklintempletondatasources.com.
KEY FUND STATISTICS (as of December 31, 2024)

Total Net Assets	$27,294,238
Total Number of Portfolio Holdings*	351
Total Management Fee Paid	$13,353
Portfolio Turnover Rate	1,580%
*	Includes derivatives, if applicable.
Putnam VT Mortgage Securities Fund	PAGE 2	38988-ATSIB-0225

WHAT DID THE FUND INVEST IN? (as of December 31, 2024)
Portfolio Composition (% of Total Net Assets)
Cash and Equivalents, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced mortgage security trades, if any, in addition to the market value of securities. Holdings and allocations may vary over time.
HOW HAS THE FUND CHANGED?
On May 31, 2023, Franklin Resources, Inc. (“Franklin Templeton”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Transaction was completed on January 1, 2024. As part of the Transaction, your Fund’s then-current investment advisor, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings, and your Fund’s then-current sub-advisor, Putnam Investments Limited (“PIL”), an indirect, wholly-owned subsidiary of Putnam Holdings, became indirect, wholly-owned subsidiaries of Franklin Templeton. In connection with the Transaction, shareholders of your Fund approved a new management contract with Putnam Management and a new sub-advisory contract with PIL. The new contracts were identical to the previous contracts, except for the effective dates, initial terms, updates to fund names as necessary to reflect previous name changes, and certain non-substantive changes.
Effective July 15, 2024, Putnam Management transferred its management contract for your Fund to Franklin Advisers, Inc. (“Franklin Advisers”), and Franklin Advisers replaced Putnam Management as the investment advisor to your Fund. In connection with the transfer, your Fund’s portfolio managers, along with supporting research analysts and certain other investment staff of Putnam Management, also became employees of Franklin Advisers. Putnam Management also transferred to Franklin Advisers its sub-management agreement with PIL in respect of your Fund. Franklin Advisers is a direct, wholly-owned subsidiary of Franklin Templeton. In addition, effective July 15, 2024, Franklin Advisers retained Putnam Management as a sub-advisor to your Fund pursuant to a new sub-advisory agreement.
Effective November 1, 2024 (the “Effective Date”), PIL, a sub-advisor of the Fund prior to the Effective Date, merged with and into Franklin Templeton Investment Management Limited (“FTIML”), a wholly-owned subsidiary of Franklin Templeton (the “Merger”). As of the Effective Date, PIL investment professionals became employees of FTIML, and the sub-advisory agreement between Franklin Advisers and PIL with respect to the Fund was terminated. In connection with the Merger, the Fund’s Trustees approved a new sub-advisory agreement between Franklin Advisers and FTIML, pursuant to which FTIML became a sub-advisor of the Fund on the Effective Date.
Effective September 30, 2024, the portfolio managers for the Fund are Michael Salm, Jatin Misra, Neil Dhruv and Paul Varunok.
This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund’s current prospectus and any applicable supplements and the Fund’s next prospectus, which we expect to be available by May 1, 2025, at https://www.franklintempleton.com/regulatory-fund-documents or upon request at (800) 225-1581 or
funddocuments@putnam.com.

WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Additional information is available on https://www.franklintempleton.com/regulatory-fund-documents, including its:
• prospectus • proxy voting information • financial information • holdings • tax information
Putnam VT Mortgage Securities Fund	PAGE 3	38988-ATSIB-0225

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager, or Franklin Templeton. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investment Management, LLC and Franklin Templeton which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Franklin Templeton with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC and Franklin Templeton. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In connection with the acquisition of Putnam Investments by Franklin Templeton, the Putnam Investments Code of Ethics was amended effective January 1, 2024 to reflect revised compliance processes, including: (i) Compliance with the Putnam Investments Code of Ethics will be viewed as compliance with the Franklin Templeton Code for certain Putnam employees who are dual-hatted in Franklin Templeton advisory entities (ii) Certain Franklin Templeton employees are required to hold shares of Putnam mutual funds at Putnam Investor Services, Inc. and (iii) Certain provisions of the Putnam Investments Code of Ethics are amended that are no longer needed due to organizational changes. Effective March 4, 2024, the majority of legacy Putnam employees transitioned to Franklin Templeton policies outlined in the Franklin Templeton Code.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Mr. McGreevey and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:
Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2024	$48,450	$ —	$8,640	$ —
December 31, 2023	$71,872	$ —	$8,640	$ —

For the fiscal years ended December 31, 2024 and December 31, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $872,876 and $368,772 respectively, to the fund, the fund’s investment manager and any entity controlling, controlled by or under common control with the fund’s investment manager that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by the fund’s investment manager and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by the fund’s investment manager or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.
Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
December 31, 2024	$ —	$791,963	$72,273	$864,236
December 31, 2023	$ —	$360,132	$ —	$360,132

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements and Other Important Information in Item 7 below.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Putnam
VT Mortgage Securities
Fund

Financial Statements and Other Important Information

Annual | December 31, 2024

Financial Statements and Other Important Information—Annual	franklintempleton.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Mortgage Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's portfolio, of Putnam VT Mortgage Securities Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2025

We have served as the auditor of one or more investment companies in the Putnam Funds family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Mortgage Securities Fund	1

The fund’s portfolio 12/31/24
U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (125.9%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (47.2%)
Government National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 4/15/28 to 7/20/36	$12,154	$12,734
6.00%, with due dates from 4/15/28 to 11/20/38	30,747	31,806
5.50%, TBA, 1/1/55	1,000,000	991,889
5.50%, 4/20/38	43,377	44,451
5.00%, TBA, 1/1/55	5,000,000	4,850,977
4.50%, TBA, 1/1/55	1,000,000	945,313
4.50%, 5/20/48	54,612	52,123
4.00%, TBA, 1/1/55	1,000,000	921,138
3.50%, TBA, 1/1/55	1,000,000	893,948
3.00%, TBA, 1/1/55	1,000,000	867,266
2.50%, TBA, 1/1/55	2,000,000	1,670,469
2.00%, TBA, 1/1/55	2,000,000	1,599,844
		12,881,958
U.S. Government Agency Mortgage Obligations (78.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
7.50%, with due dates from 9/1/30 to 7/1/31	4,772	4,871
7.00%, with due dates from 11/1/26 to 4/1/32	24,830	25,735
Federal National Mortgage Association Pass-Through Certificates
7.50%, with due dates from 9/1/30 to 11/1/30	2,094	2,134
7.00%, with due dates from 12/1/28 to 12/1/35	100,780	104,480
6.50%, 9/1/36	5,474	5,670
Uniform Mortgage-Backed Securities
5.50%, TBA, 1/1/55	3,000,000	2,960,714
4.00%, TBA, 1/1/55	2,000,000	1,829,069
3.50%, TBA, 1/1/55	3,000,000	2,653,719
3.00%, TBA, 1/1/55	2,000,000	1,698,906
2.50%, TBA, 1/1/55	6,000,000	4,887,656
2.50%, TBA, 1/1/40	1,000,000	908,203
2.00%, TBA, 1/1/55	6,000,000	4,669,219
2.00%, TBA, 1/1/40	1,000,000	883,179
1.50%, TBA, 1/1/40	1,000,000	857,398
		21,490,953
Total U.S. government and agency mortgage obligations (cost $35,095,312)		$34,372,911
MORTGAGE-BACKED SECURITIES (85.2%)*	Principal amount	Value
Agency collateralized mortgage obligations (31.8%)
Federal Home Loan Mortgage Corporation REMICs FRB Ser. 5391, Class FC, (US 30 Day Average SOFR + 1.10%), 5.669%, 3/25/54	$34,929	$35,095
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x US 30 Day Average SOFR) + 25.33%), 6.832%, 4/15/37	8,416	9,155
REMICs IFB Ser. 3065, Class DC, ((-3 x US 30 Day Average SOFR) + 19.52%), 5.724%, 3/15/35	55,887	56,231
Strips FRB Ser. 406, Class F30, (US 30 Day Average SOFR + 1.15%), 5.719%, 10/25/53	79,756	80,344
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	25,817	684
REMICs Ser. 4953, Class AI, IO, 4.00%, 2/25/50	637,326	129,265
REMICs Ser. 23-5349, Class IB, IO, 4.00%, 12/15/46	265,744	53,922
REMICs Ser. 5050, Class IM, IO, 3.50%, 10/25/50	494,624	98,057
REMICs Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	169,467	18,273
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	14,939	384
REMICs Ser. 5071, Class IV, IO, 3.00%, 12/25/50	976,467	158,836
REMICs IFB Ser. 5003, Class DS, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 1.417%, 8/25/50	553,469	63,108
REMICs IFB Ser. 4915, Class SD, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 1.367%, 9/25/49	392,642	36,862
REMICs Ser. 3391, PO, zero %, 4/15/37	2,122	1,798
Federal National Mortgage Association
REMICs IFB Ser. 08-24, Class SP, ((-3.667 x US 30 Day Average SOFR) + 22.86%), 6.111%, 2/25/38	7,532	7,637
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	234,462	37,863
REMICs Ser. 18-51, Class BI, IO, 5.50%, 7/25/38	172,788	11,716
Trust FRB Ser. 03-W8, Class 3F2, (US 30 Day Average SOFR + 0.46%), 5.033%, 5/25/42	1,439	1,434
REMICs Ser. 20-31, IO, 4.50%, 5/25/50	1,026,583	198,535

2
Putnam VT Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (85.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	$34,423	$934
REMICs Ser. 21-25, Class IJ, IO, 3.50%, 5/25/51	407,302	78,828
REMICs Ser. 20-62, Class MI, IO, 3.50%, 5/25/49	989,456	189,942
REMICs Ser. 23-49, Class IB, IO, 3.50%, 3/25/47	535,171	85,154
REMICs Ser. 20-96, IO, 3.00%, 1/25/51	745,743	123,708
REMICs Ser. 23-49, Class IA, IO, 3.00%, 8/25/46	496,336	63,035
REMICs Ser. 21-12, Class NI, IO, 2.50%, 3/25/51	650,811	107,618
REMICs Ser. 21-3, Class IB, IO, 2.50%, 2/25/51	668,087	108,831
REMICS IFB Ser. 23-58, Class SP, IO, ((-1 x US 30 Day Average SOFR) + 6.90%), 2.331%, 12/25/53	2,443,621	180,481
REMICs IFB Ser. 11-123, Class KS, IO, ((-1 x US 30 Day Average SOFR) + 6.49%), 1.917%, 10/25/41	12,197	849
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x US 30 Day Average SOFR) + 6.14%), 1.567%, 3/25/48	287,630	23,133
REMICs Ser. 08-53, Class DO, PO, zero %, 7/25/38	10,507	8,867
Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	128,658	20,059
Ser. 24-4, Class IG, IO, 5.00%, 12/20/52	1,071,493	193,690
Ser. 22-125, Class CI, IO, 5.00%, 6/20/52	574,365	117,541
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	240,823	45,833
Ser. 14-76, IO, 5.00%, 5/20/44	134,245	28,826
Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	93,479	10,765
Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	43,317	8,960
Ser. 21-89, Class IL, IO, 4.50%, 5/20/51	595,179	140,139
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	144,676	25,708
Ser. 13-39, Class IJ, IO, 4.50%, 3/20/43	402,752	64,461
Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	196,812	34,261
Ser. 21-214, Class AI, IO, 4.00%, 12/20/51	1,118,182	214,134
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	166,631	31,330
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	534,435	94,991
Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	195,739	12,695
IFB Ser. 23-66, Class PS, IO, ((-2.5 x US 30 Day Average SOFR) + 15.38%), 3.864%, 5/20/53	180,909	179,498
Ser. 16-H18, Class QI, IO, 3.655%, 6/20/66 W	434,194	22,692
Ser. 21-197, Class BI, IO, 3.50%, 11/20/51	671,403	86,676
Ser. 21-177, Class IG, IO, 3.50%, 10/20/51	1,248,702	197,398
Ser. 20-175, Class JI, IO, 3.50%, 11/20/50	1,396,526	256,922
Ser. 12-136, IO, 3.50%, 11/20/42	215,205	29,233
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	18,545	501
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	64,223	3,632
Ser. 21-176, Class GI, IO, 3.00%, 10/20/51	773,462	119,778
Ser. 21-188, Class IW, IO, 3.00%, 10/20/51	553,138	84,919
Ser. 21-116, Class EI, IO, 3.00%, 7/20/51	1,827,802	218,251
Ser. 21-76, Class NI, IO, 3.00%, 8/20/50	1,116,318	186,145
Ser. 14-174, Class AI, IO, 3.00%, 11/16/29	90,681	2,951
FRB Ser. 16-H19, Class AI, IO, 2.758%, 9/20/66 W	737,832	31,442
Ser. 16-H13, Class IK, IO, 2.683%, 6/20/66 W	372,043	32,408
Ser. 16-H23, Class NI, IO, 2.51%, 10/20/66 W	676,995	28,177
Ser. 21-7, Class MI, IO, 2.50%, 1/20/51	945,366	137,813
Ser. 21-8, Class IP, IO, 2.50%, 1/20/51	1,150,135	167,460
Ser. 20-162, Class UI, IO, 2.50%, 10/20/50	844,549	114,025
Ser. 20-138, Class IB, IO, 2.50%, 9/20/50	1,010,591	140,604
Ser. 20-123, Class NI, IO, 2.50%, 8/20/50	575,356	76,614
Ser. 15-H20, Class CI, IO, 2.478%, 8/20/65 W	566,363	28,278
FRB Ser. 15-H16, Class XI, IO, 2.476%, 7/20/65 W	271,310	14,549
Ser. 15-H14, Class AI, IO, 2.464%, 6/20/65 W	620,083	26,196
IFB Ser. 23-20, Class SP, IO, ((-1 x US 30 Day Average SOFR) + 7.00%), 2.395%, 2/20/53	2,735,792	207,049
IFB Ser. 24-4, Class ES, IO, ((-1 x US 30 Day Average SOFR) + 6.95%), 2.345%, 1/20/54	2,731,028	178,941
IFB Ser. 23-173, Class ES, IO, ((-1 x US 30 Day Average SOFR) + 6.95%), 2.345%, 11/20/53	2,058,746	124,472
IFB Ser. 23-7, Class AS, IO, ((-1 x US 30 Day Average SOFR) + 6.90%), 2.295%, 1/20/53	2,207,628	132,337
Ser. 15-H22, Class AI, IO, 2.271%, 9/20/65 W	672,933	32,093
Ser. 16-H07, Class PI, IO, 2.258%, 3/20/66 W	865,556	50,870
Ser. 16-H24, Class JI, IO, 2.253%, 11/20/66 W	226,566	12,384
IFB Ser. 13-182, Class SP, IO, ((-1 x CME Term SOFR 1 Month) + 6.59%), 2.215%, 12/20/43	106,185	12,412

Putnam VT Mortgage Securities Fund
3

MORTGAGE-BACKED SECURITIES (85.2%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H24, IO, 2.136%, 9/20/66 W	$476,243	$31,243
Ser. 15-H13, Class AI, IO, 2.126%, 6/20/65 W	401,448	19,091
IFB Ser. 11-156, Class SK, IO, ((-1 x CME Term SOFR 1 Month) + 6.49%), 2.115%, 4/20/38	1,377,737	168,467
Ser. 15-H23, Class TI, IO, 1.932%, 9/20/65 W	449,504	12,930
Ser. 16-H06, Class DI, IO, 1.887%, 7/20/65 W	401,353	11,314
IFB Ser. 21-98, Class SK, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 1.815%, 6/20/51	778,514	100,482
IFB Ser. 20-112, Class MS, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 1.815%, 8/20/50	1,284,808	160,000
Ser. 16-H24, Class BI, IO, 1.797%, 11/20/66 W	1,349,716	51,164
IFB Ser. 24-11, Class S, IO, ((-1 x US 30 Day Average SOFR) + 6.40%), 1.795%, 1/20/54	3,366,266	165,527
IFB Ser. 13-87, Class SA, IO, ((-1 x CME Term SOFR 1 Month) + 6.09%), 1.715%, 6/20/43	494,444	46,290
Ser. 14-H21, Class AI, IO, 1.672%, 10/20/64 W	596,735	21,807
IFB Ser. 23-13, Class SL, IO, ((-1 x US 30 Day Average SOFR) + 6.25%), 1.645%, 1/20/53	1,165,445	70,693
IFB Ser. 19-158, Class AS, IO, ((-1 x CME Term SOFR 1 Month) + 6.04%), 1.638%, 9/16/43	476,173	41,257
Ser. 17-H03, Class KI, IO, 1.634%, 1/20/67 W	588,133	43,016
IFB Ser. 23-19, Class S, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 1.565%, 11/20/49	1,918,999	198,391
IFB Ser. 19-125, Class SG, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 1.565%, 10/20/49	570,392	59,748
IFB Ser. 19-110, Class SQ, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 1.565%, 9/20/49	578,881	60,609
IFB Ser. 23-56, Class AS, IO, ((-1 x US 30 Day Average SOFR) + 6.16%), 1.555%, 4/20/53	3,672,446	213,519
Ser. 17-H08, Class GI, IO, 1.537%, 2/20/67 W	434,487	38,299
IFB Ser. 19-121, Class SD, IO, ((-1 x CME Term SOFR 1 Month) + 5.89%), 1.515%, 10/20/49	231,228	21,974
IFB Ser. 20-47, Class SA, IO, ((-1 x CME Term SOFR 1 Month) + 5.89%), 1.515%, 5/20/44	401,020	34,542
Ser. 17-H04, Class BI, IO, 1.46%, 2/20/67 W	382,320	15,999
Ser. 15-H10, Class HI, IO, 1.46%, 4/20/65 W	695,048	31,963
Ser. 17-H08, Class NI, IO, 1.404%, 3/20/67 W	390,151	12,833
IFB Ser. 23-181, Class DS, IO, ((-1 x US 30 Day Average SOFR) + 6.00%), 1.395%, 11/20/53	3,773,240	163,249
IFB Ser. 23-101, Class HS, IO, ((-1 x US 30 Day Average SOFR) + 6.00%), 1.395%, 7/20/53	4,191,104	253,201
IFB Ser. 23-82, Class ES, IO, ((-1 x US 30 Day Average SOFR) + 6.00%), 1.395%, 6/20/53	2,938,352	126,399
Ser. 17-H06, Class MI, IO, 1.254%, 2/20/67 W	574,574	23,833
Ser. 17-H09, IO, 1.213%, 4/20/67 W	412,117	12,125
Ser. 17-H10, Class MI, IO, 1.156%, 4/20/67 W	440,132	12,329
IFB Ser. 23-40, Class SP, IO, ((-1 x US 30 Day Average SOFR) + 5.65%), 1.045%, 3/20/53	2,496,161	87,785
Ser. 16-H10, Class AI, IO, 1.007%, 4/20/66 W	495,509	11,517
Ser. 16-H03, Class AI, IO, 1.003%, 1/20/66 W	572,802	21,131
IFB Ser. 23-43, Class S, IO, ((-1 x US 30 Day Average SOFR) + 5.60%), 0.995%, 3/20/53	3,109,168	104,173
IFB Ser. 22-209, Class SG, IO, ((-1 x US 30 Day Average SOFR) + 5.60%), 0.995%, 12/20/52	4,510,043	215,946
Ser. 15-H04, Class AI, IO, 0.875%, 12/20/64 W	402,687	12,569
Ser. 16-H27, Class GI, IO, 0.73%, 12/20/66 W	773,550	43,055
		8,669,162
Commercial mortgage-backed securities (27.8%)
BANK
FRB Ser. 20-BN26, Class XA, IO, 1.203%, 3/15/63 W	991,857	47,129
FRB Ser. 24-BNK48, Class XA, IO, 1.148%, 10/15/57 W	779,678	66,514
BANK 144A Ser. 18-BN11, Class D, 3.00%, 3/15/61	59,000	42,570
BANK5 FRB Ser. 24-5YR10, Class XA, 1.191%, 10/15/57 W	1,183,467	57,229
Barclays Commercial Mortgage Trust 144A
Ser. 19-C4, Class E, 3.25%, 8/15/52	111,000	52,379
FRB Ser. 19-C5, Class F, 2.574%, 11/15/52 W	80,000	43,563
BBCMS Mortgage Trust FRB Ser. 24-5C29, Class XA, IO, 1.60%, 9/15/57 W	1,468,538	95,242
BDS, Ltd. 144A FRB Ser. 21-FL9, Class A, (CME Term SOFR 1 Month + 1.18%), 5.56%, 11/16/38 (Cayman Islands)	60,973	61,208
Benchmark Mortgage Trust
FRB Ser. 18-B1, Class C, 4.204%, 1/15/51 W	49,000	41,994
FRB Ser. 24-V10, Class XA, IO, 1.306%, 9/15/57 W	1,157,987	60,755
Ser. 19-B15, Class XA, IO, 0.802%, 12/15/72 W	1,086,593	32,398
Benchmark Mortgage Trust 144A
FRB Ser. 18-B3, Class D, 3.053%, 4/10/51 W	77,000	49,306
Ser. 19-B11, Class D, 3.00%, 5/15/52	115,000	54,019
Ser. 18-B1, Class E, 3.00%, 1/15/51 W	108,000	49,867
Ser. 19-B13, Class D, 2.50%, 8/15/57	105,000	57,783
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 4.866%, 2/10/44 W	138,000	74,993

4
Putnam VT Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (85.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
CD Commercial Mortgage Trust
FRB Ser. 17-CD3, Class C, 4.536%, 2/10/50 W	$134,000	$51,381
Ser. 17-CD3, Class B, 3.984%, 2/10/50 W	60,000	38,058
Ser. 17-CD4, Class B, 3.947%, 5/10/50 W	109,000	100,788
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	140,000	28,758
Ser. 19-CD8, Class D, 3.00%, 8/15/57	84,000	47,691
Citigroup Commercial Mortgage Trust
FRB Ser. 15-GC27, Class C, 4.389%, 2/10/48 W	114,485	113,669
FRB Ser. 15-P1, Class C, 4.369%, 9/15/48 W	68,000	64,867
Citigroup Commercial Mortgage Trust 144A FRB Ser. 15-GC27, Class D, 4.389%, 2/10/48 W	70,000	66,815
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.944%, 11/10/46 W	18,723	17,436
FRB Ser. 14-CR16, Class C, 4.782%, 4/10/47 W	119,000	111,810
FRB Ser. 14-CR17, Class C, 4.779%, 5/10/47 W	148,000	135,709
Ser. 14-CR17, Class B, 4.377%, 5/10/47	54,043	52,765
FRB Ser. 15-CR23, Class C, 4.332%, 5/10/48 W	72,000	68,252
Ser. 13-CR12, Class AM, 4.30%, 10/10/46	103,862	96,320
Ser. 14-UBS5, Class AM, 4.193%, 9/10/47 W	49,995	49,054
Ser. 15-DC1, Class B, 4.035%, 2/10/48 W	85,000	80,309
Ser. 14-UBS3, Class AM, 4.012%, 6/10/47	79,844	76,345
FRB Ser. 15-CR26, Class D, 3.463%, 10/10/48 W	85,000	66,724
COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class D, 5.383%, 8/10/46 W	101,000	86,197
FRB Ser. 14-CR17, Class D, 4.843%, 5/10/47 W	144,000	115,272
FRB Ser. 15-LC19, Class E, 4.172%, 2/10/48 W	115,000	88,060
Ser. 12-CR4, Class B, 3.703%, 10/15/45	123,000	88,076
Ser. 17-COR2, Class D, 3.00%, 9/10/50	113,000	95,999
FRB Ser. 18-COR3, Class D, 2.814%, 5/10/51 W	40,000	13,468
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C3, Class C, 4.362%, 8/15/48 W	56,000	48,166
FRB Ser. 15-C2, Class C, 4.179%, 6/15/57 W	50,000	43,784
FRB Ser. 15-C2, Class D, 4.179%, 6/15/57 W	75,000	55,701
FRB Ser. 15-C1, Class C, 4.064%, 4/15/50 W	124,000	111,000
Ser. 15-C1, Class B, 4.044%, 4/15/50 W	88,000	82,698
CSAIL Commercial Mortgage Trust 144A Ser. 19-C17, Class D, 2.50%, 9/15/52	138,000	65,021
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.353%, 8/10/44 W	116,089	108,807
Federal Home Loan Mortgage Corporation Multifamily Structured Credit Risk FRB Ser. 21-MN1, Class M2, 8.319%, 1/25/51	85,000	87,049
Federal Home Loan Mortgage Corporation 144A
Multifamily Structured Credit Risk FRB Ser. 21-MN3, Class M2, 8.569%, 11/25/51	148,000	151,487
Multifamily Structured Credit Risk FRB Ser. 21-MN1, Class M1, 6.569%, 1/25/51	53,299	53,091
Government National Mortgage Association FRB Ser. 24-32, IO, 0.706%, 6/16/63 W	832,363	41,345
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.537%, 2/10/46 W	137,000	133,793
GS Mortgage Securities Trust Ser. 14-GC22, Class AS, 4.113%, 6/10/47	111,000	102,702
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.44%, 9/10/47 W	157,000	61,698
FRB Ser. 13-GC13, Class D, 3.872%, 7/10/46 W	105,000	67,988
Ser. 17-GS5, Class D, 3.509%, 3/10/50 W	61,000	19,125
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C18, Class B, 4.536%, 2/15/47 W	54,394	52,360
FRB Ser. 14-C22, Class C, 4.512%, 9/15/47 W	73,000	64,552
FRB Ser. 14-C25, Class B, 4.347%, 11/15/47 W	95,000	86,345
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. C14, Class D, 4.038%, 8/15/46 W	116,000	89,332
JPMDB Commercial Mortgage Securities Trust
FRB Ser. 18-C8, Class C, 4.757%, 6/15/51 W	53,000	45,622
Ser. 17-C5, Class C, 4.512%, 3/15/50 W	46,000	30,459
JPMDB Commercial Mortgage Securities Trust 144A FRB Ser. 16-C2, Class D, 3.322%, 6/15/49 W	157,000	68,740

Putnam VT Mortgage Securities Fund
5

MORTGAGE-BACKED SECURITIES (85.2%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.373%, 4/15/46 W	$62,000	$19,530
FRB Ser. 13-C10, Class C, 4.075%, 12/15/47 W	62,854	59,182
Ser. 13-LC11, Class B, 3.499%, 4/15/46	49,000	40,944
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 11-C3, Class D, 5.525%, 2/15/46 W	145,000	113,394
LSTAR Commercial Mortgage Trust 144A Ser. 17-5, Class A5, 3.549%, 3/10/50	60,000	57,713
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C12, Class C, 4.803%, 10/15/46 W	49,323	46,343
FRB Ser. 15-C25, Class C, 4.516%, 10/15/48 W	122,000	114,056
FRB Ser. 15-C24, Class C, 4.318%, 5/15/48 W	104,000	97,168
FRB Ser. 14-C16, Class B, 4.274%, 6/15/47 W	22,991	22,151
FRB Ser. 15-C22, Class C, 4.189%, 4/15/48 W	98,000	84,393
FRB Ser. 17-C34, Class C, 4.171%, 11/15/52 W	60,000	49,662
Ser. 14-C19, Class C, 4.00%, 12/15/47	69,000	66,027
FRB Ser. 13-C10, Class B, 3.981%, 7/15/46 W	74,297	68,950
FRB Ser. 13-C9, Class C, 3.719%, 5/15/46 W	58,000	51,674
Ser. 13-C9, Class B, 3.708%, 5/15/46 W	82,443	77,382
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.642%, 8/15/45 W	63,000	61,437
FRB Ser. 12-C6, Class E, 4.359%, 11/15/45 W	124,000	49,070
FRB Ser. 15-C24, Class E, 4.318%, 5/15/48 W	82,000	62,895
FRB Ser. 15-C23, Class D, 4.137%, 7/15/50 W	69,000	65,641
FRB Ser. 13-C10, Class F, 3.981%, 7/15/46 W	141,000	9,225
Ser. 15-C24, Class D, 3.257%, 5/15/48	63,000	55,631
Morgan Stanley Capital I Trust
FRB Ser. 18-H3, Class C, 4.849%, 7/15/51 W	88,000	81,700
FRB Ser. 15-MS1, Class C, 4.019%, 5/15/48 W	94,000	83,599
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 4.942%, 7/15/49 W	43,657	42,714
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M10, 7.933%, 10/25/49	246,643	249,665
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 22-FL9, Class A, 6.806%, 6/25/37	26,002	26,081
Shelter Growth CRE Issuer, Ltd. 144A FRB Ser. 23-FL5, Class A, 7.12%, 5/19/38 (Bermuda)	52,360	52,475
UBS Commercial Mortgage Trust
FRB Ser. 18-C13, Class C, 4.975%, 10/15/51 W	54,000	48,381
FRB Ser. 18-C11, Class C, 4.881%, 6/15/51 W	66,000	58,448
FRB Ser. 17-C3, Class C, 4.381%, 8/15/50 W	94,000	86,681
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	74,969	70,588
FRB Ser. 18-C11, Class D, 3.00%, 6/15/51 W	136,000	74,268
Wells Fargo Commercial Mortgage Trust
FRB Ser. 16-NXS5, Class D, 4.974%, 1/15/59 W	51,000	42,019
FRB Ser. 18-C46, Class C, 4.965%, 8/15/51 W	51,000	45,866
FRB Ser. 15-SG1, Class B, 4.445%, 9/15/48 W	72,000	68,202
FRB Ser. 15-C29, Class D, 4.213%, 6/15/48 W	99,000	89,470
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	23,000	20,246
Ser. 15-C31, Class D, 3.852%, 11/15/48	104,000	88,228
FRB Ser. 13-LC12, Class B, 3.833%, 7/15/46 W	55,426	51,404
Ser. 16-BNK1, Class C, 3.071%, 8/15/49 W	65,000	43,972
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 15-C31, Class E, 4.591%, 11/15/48 W	118,000	74,398
FRB Ser. 15-C30, Class D, 4.488%, 9/15/58 W	98,000	92,551
Ser. 17-RB1, Class D, 3.401%, 3/15/50	61,000	29,754
Ser. 16-C33, Class D, 3.123%, 3/15/59	122,000	103,585
Ser. 20-C55, Class D, 2.50%, 2/15/53	100,000	61,996
WF-RBS Commercial Mortgage Trust
FRB Ser. 12-C10, Class C, 4.31%, 12/15/45 W	57,000	47,343
FRB Ser. 14-C23, Class B, 4.294%, 10/15/57 W	50,000	45,477
Ser. 14-C21, Class C, 4.234%, 8/15/47 W	90,000	83,048
FRB Ser. 13-C11, Class C, 4.007%, 3/15/45 W	74,000	70,469
WFRBS Commercial Mortgage Trust FRB Ser. 13-C15, Class C, 4.186%, 8/15/46 W	88,000	71,447
		7,588,180

6
Putnam VT Mortgage Securities Fund

MORTGAGE-BACKED SECURITIES (85.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) (25.6%)
A&D Mortgage Trust 144A
Ser. 23-NQM4, Class A1, 7.472%, 9/25/68	$197,646	$201,908
Ser. 23-NQM5, Class A1, 7.049%, 11/25/68	117,489	119,283
Ser. 24-NQM1, Class A1, 6.195%, 2/25/69	115,803	116,417
Ser. 23-NQM2, Class A1, 6.132%, 5/25/68	109,706	110,045
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (CME Term SOFR 1 Month + 0.30%), 4.643%, 5/25/47	363,632	205,104
Bayview Financial Mortgage Pass-Through Trust Ser. 06-C, Class 1A3, 6.528%, 11/28/36	124,684	120,840
BRAVO Residential Funding Trust 144A Ser. 24-NQM2, Class A1, stepped-coupon 6.285% (7.285%, 2/1/28), 2/25/64 ††	127,210	128,292
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4, (CME Term SOFR 1 Month + 0.59%), 4.933%, 6/25/36	302,912	291,111
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (CME Term SOFR 1 Month + 0.29%), 4.633%, 11/25/47	116,924	101,117
COLT Mortgage Loan Trust 144A Ser. 23-3, Class A1, 7.18%, 9/25/68	160,123	162,542
Countrywide Alternative Loan Trust FRB Ser. 06-OA19, Class A1, (CME Term SOFR 1 Month + 0.29%), 4.665%, 2/20/47	146,892	116,144
Countrywide Asset-Backed Certificates FRB Ser. 07-10, Class 1A1, (CME Term SOFR 1 Month + 0.29%), 4.633%, 6/25/47	177,128	168,524
Cross Mortgage Trust 144A Ser. 24-H1, Class A1, stepped-coupon 6.085% (7.085%, 1/1/28), 12/25/68 ††	215,681	216,399
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA1, Class B, (US 30 Day Average SOFR + 8.91%), 13.483%, 3/25/28	245,913	255,110
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M, 4.75%, 10/25/58 W	45,020	43,426
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (US 30 Day Average SOFR + 12.36%), 16.933%, 2/25/49	222,000	277,059
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 16.069%, 10/25/50	56,000	78,146
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (US 30 Day Average SOFR + 11.11%), 15.683%, 10/25/48	413,000	530,703
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (US 30 Day Average SOFR + 10.86%), 15.433%, 1/25/49	32,000	40,069
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (US 30 Day Average SOFR + 10.61%), 15.183%, 3/25/49	114,000	137,396
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (US 30 Day Average SOFR + 10.11%), 14.683%, 8/25/50	65,000	89,044
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (US 30 Day Average SOFR + 10.11%), 14.683%, 7/25/50	64,000	86,243
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class B2, (US 30 Day Average SOFR + 9.75%), 14.319%, 4/25/42	50,000	56,887
Structured Agency Credit Risk Trust FRB Ser. 19-FTR1, Class B2, (US 30 Day Average SOFR + 8.46%), 13.033%, 1/25/48	200,000	239,863
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (US 30 Day Average SOFR + 7.86%), 12.433%, 9/25/48	431,000	509,029
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	69,000	65,706
Seasoned Credit Risk Transfer Trust Ser. 17-3, Class M2, 4.75%, 7/25/56 W	136,743	132,920
Seasoned Credit Risk Transfer Trust FRB Ser. 18-3, Class 3, 4.75%, 8/25/57 W	70,000	66,434
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (US 30 Day Average SOFR + 11.86%), 16.433%, 10/25/28	154,345	173,895
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (US 30 Day Average SOFR + 10.36%), 14.933%, 1/25/29	195,944	220,113
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 9.069%, 1/25/42	35,000	36,999
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1B1, (US 30 Day Average SOFR + 4.21%), 8.783%, 7/25/39	63,732	66,376
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (US 30 Day Average SOFR + 4.21%), 8.783%, 9/25/31	50,944	54,520
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (US 30 Day Average SOFR + 3.76%), 8.333%, 2/25/40	79,000	83,056

Putnam VT Mortgage Securities Fund
7

MORTGAGE-BACKED SECURITIES (85.2%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1, (US 30 Day Average SOFR + 3.11%), 7.683%, 1/25/40	$35,000	$35,876
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 7.569%, 1/25/42	292,000	299,886
JPMorgan Alternative Loan Trust FRB Ser. 06-A6, Class 1A1, (CME Term SOFR 1 Month + 0.43%), 4.773%, 11/25/36	57,836	48,877
JPMorgan Mortgage Trust 144A FRB Ser. 24-9, Class A11, (US 30 Day Average SOFR + 1.35%), 5.919%, 2/25/55	182,556	183,182
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE9, Class M2, (CME Term SOFR 1 Month + 1.04%), 5.383%, 11/25/34	1,490	1,425
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (CME Term SOFR 1 Month + 0.34%), 4.591%, 2/26/37	54,243	49,233
Morgan Stanley Residential Mortgage Loan Trust 144A
Ser. 24-NQM2, Class A1, stepped-coupon 6.386% (7.386%, 5/1/28), 5/25/69 ††	209,258	211,356
FRB Ser. 24-4, Class AF, (US 30 Day Average SOFR + 1.35%), 5.919%, 9/25/54	120,018	120,297
PRMI Securitization Trust 144A FRB Ser. 24-CMG1, Class A1, (US 30 Day Average SOFR + 1.45%), 6.133%, 7/25/54	135,773	135,899
Saluda Grade Alternative Mortgage Trust 144A Ser. 24-RTL5, Class A1, stepped-coupon 7.762% (9.262%, 9/1/26), 4/25/30 ††	170,000	171,794
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (CME Term SOFR 1 Month + 0.96%), 5.303%, 5/25/47	347,827	273,367
FRB Ser. 06-AR7, Class A1BG, (CME Term SOFR 1 Month + 0.23%), 4.573%, 8/25/36	19,955	17,342
Towd Point Mortgage Trust 144A Ser. 19-2, Class A2, 3.75%, 12/25/58 W	102,000	91,126
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR8, Class 2AC2, (CME Term SOFR 1 Month + 1.03%), 5.373%, 7/25/45	54,346	51,435
		6,991,815
Total mortgage-backed securities (cost $24,275,830)		$23,249,157
SHORT-TERM INVESTMENTS (14.5%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 4.56%L	Shares 2,732,792	$2,732,792
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.43% P	Shares 230,000	230,000
U.S. Treasury Bills 4.621%, 1/16/25 # Ф	$1,000,000	998,355
Total short-term investments (cost $3,960,915)		$3,961,147
TOTAL INVESTMENTS
Total investments (cost $63,332,057)	$61,583,215
Key to holding’s abbreviations
CME	Chicago Mercantile Exchange
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments
Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2024 through December 31, 2024 (the reporting period). Within the following notes to the portfolio, references to “Franklin Advisers” represent Franklin Advisers, Inc., the fund’s investment manager, a direct wholly-owned subsidiary of Franklin Resources, Inc., and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $27,294,238.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
8
Putnam VT Mortgage Securities Fund

#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $378,280 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
Ф	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $559,934 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.
FUTURES CONTRACTS OUTSTANDING at 12/31/24
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	59	$12,130,953	$12,130,953	Mar-25	$7,285
U.S. Treasury Note Ultra 10 yr (Short)	100	11,131,250	11,131,250	Mar-25	263,302
Unrealized appreciation					270,587
Unrealized (depreciation)					—
Total					$270,587
FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/24
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
3.428/US SOFR/Aug-37 (Purchased)	Aug-27/3.428	$1,692,900	$(97,426)	$(45,143)
(3.428)/US SOFR/Aug-37 (Purchased)	Aug-27/3.428	1,692,900	(97,426)	39,478
Barclays Bank PLC
1.945/US SOFR/Jun-51 (Purchased)	Jun-31/1.945	2,252,500	(142,776)	(52,067)
(1.945)/US SOFR/Jun-51 (Purchased)	Jun-31/1.945	2,252,500	(561,567)	152,524
3.00/US SOFR/Dec-48 (Purchased)	Dec-38/3.00	1,410,600	(260,499)	(6,456)
BNP Paribas
3.65/US SOFR/Jun-35 (Purchased)	Jun-25/3.65	4,992,500	(76,510)	(28,662)
3.55/US SOFR/May-35 (Purchased)	May-25/3.55	4,992,500	(81,503)	(47,948)
(3.70)/US SOFR/May-35 (Written)	May-25/3.70	2,496,200	54,168	29,987
(3.00)/US SOFR/May-35 (Written)	May-25/3.00	2,496,200	12,481	8,432
(3.80)/US SOFR/Jun-35 (Written)	Jun-25/3.80	2,496,200	51,172	17,835
(3.10)/US SOFR/Jun-35 (Written)	Jun-25/3.10	2,496,200	10,983	4,635
Citibank, N.A.
(3.40)/US SOFR/Oct-27 (Purchased)	Oct-25/3.40	10,000,000	(88,000)	59,610
(3.39)/US SOFR/Oct-27 (Written)	Oct-25/3.39	10,000,000	87,000	51,160
4.50/US SOFR/Dec-30 (Written)	Dec-25/4.50	2,860,700	16,521	(12,232)
(3.95)/US SOFR/Mar-37 (Purchased)	Mar-27/3.95	2,319,100	(107,954)	17,706
3.45/US SOFR/Mar-37 (Purchased)	Mar-27/3.45	2,319,100	(102,968)	(39,552)
(4.00)/US SOFR/Dec-30 (Purchased)	Dec-25/4.00	1,430,300	(16,162)	10,689
Deutsche Bank AG
2.98/US SOFR/Mar-35 (Written)	Mar-30/2.98	1,137,900	233,759	(20,759)
(2.98)/US SOFR/Mar-35 (Written)	Mar-30/2.98	1,137,900	233,759	26,270
JPMorgan Chase Bank N.A.
(3.0925)/US SOFR/Mar-43 (Written)	Mar-33/3.0925	691,100	58,052	21,242
3.0925/US SOFR/Mar-43 (Written)	Mar-33/3.0925	691,100	58,052	(22,576)
Unrealized appreciation				439,568
Unrealized (depreciation)				(275,395)
Total				$164,173

Putnam VT Mortgage Securities Fund
9

TBA SALE COMMITMENTS OUTSTANDING at 12/31/24 (proceeds receivable $3,011,250)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 6.50%, 1/1/55	$1,000,000	1/14/25	$1,020,781
Uniform Mortgage-Backed Securities, 5.50%, 1/1/55	2,000,000	1/14/25	1,973,810
Total			$2,994,591
	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/24
	Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$246,300	$6,103E	$(4)	3/18/36	3.757% — Annually	US SOFR — Annually	$6,099
	261,600	12,089E	(9)	2/20/59	3.485% — Annually	US SOFR — Annually	12,080
	4,075,500	11,990	(15)	3/18/26	US SOFR — Annually	4.413% — Annually	(12,402)
	149,400	1,760E	(2)	4/17/35	3.919% — Annually	US SOFR — Annually	1,758
	615,800	5,811E	(9)	4/17/35	3.948% — Annually	US SOFR — Annually	5,802
	57,600	794E	(1)	3/31/38	US SOFR — Annually	3.93% — Annually	(795)
	72,600	3,770E	(2)	12/18/58	3.455% — Annually	US SOFR — Annually	3,768
	6,371,000	45,909	94,400	9/18/26	4.55% — Annually	US SOFR — Annually	50,502
	1,765,000	22,670	(33,976)	9/18/29	US SOFR — Annually	4.35% — Annually	(12,893)
	573,100	3,560	39,564	9/18/34	4.15% — Annually	US SOFR — Annually	36,853
	40,000	82	(4,904)	9/18/54	US SOFR — Annually	3.95% — Annually	(4,904)
	1,542,000	6,880	19,675	12/18/26	3.85% — Annually	US SOFR — Annually	26,519
	1,244,000	21,940	(28,087)	12/18/29	US SOFR — Annually	3.65% — Annually	(50,095)
	187,000	9,491	4,064	12/18/34	3.45% — Annually	US SOFR — Annually	13,580
	812,000	95,980	48,964	12/18/54	US SOFR — Annually	3.25% — Annually	(47,185)
	23,456,000	85,943E	(57,326)	3/19/27	3.85% — Annually	US SOFR — Annually	28,616
	884,000	10,958E	(8,367)	3/19/30	3.75% — Annually	US SOFR — Annually	2,591
	1,811,000	46,438E	21,911	3/19/35	US SOFR — Annually	3.75% — Annually	(24,527)
	883,000	56,424E	39,240	3/19/55	US SOFR — Annually	3.55% — Annually	(17,183)
	Total	$135,116		$18,184
E	Extended effective date.
OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/24
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.13 Index	B+/P	$91,070	$213,000	$71,547	12/16/72	500 bp — Monthly	$19,730
CMBX NA BB.6 Index	CCC-/P	16,692	49,131	12,194	5/11/63	500 bp — Monthly	4,546
CMBX NA BBB–.16 Index	BBB–/P	3,182	14,000	2,113	4/17/65	300 bp — Monthly	1,078
Goldman Sachs International
CMBX NA BB.6 Index	CCC-/P	3,298	9,724	2,413	5/11/63	500 bp — Monthly	894
CMBX NA BBB–.16 Index	BBB–/P	1,848	9,000	1,358	4/17/65	300 bp — Monthly	495
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	81	1,000	73	12/16/72	200 bp — Monthly	8
CMBX NA BB.10 Index	CCC+/P	2,006	25,000	10,393	5/11/63	500 bp — Monthly	(8,362)
Merrill Lynch International
CMBX NA A.13 Index	A-/P	11,581	87,000	6,386	12/16/72	200 bp — Monthly	5,229
CMBX NA A.13 Index	A-/P	11,339	87,000	6,386	12/16/72	200 bp — Monthly	4,987
CMBX NA A.15 Index	A-/P	65	4,000	221	11/18/64	200 bp — Monthly	(155)
CMBX NA BB.6 Index	CCC-/P	335	1,535	381	5/11/63	500 bp — Monthly	(44)
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	B+/P	23,002	51,000	17,131	12/16/72	500 bp — Monthly	5,920
CMBX NA BB.6 Index	CCC-/P	25,456	73,184	18,164	5/11/63	500 bp — Monthly	7,363
CMBX NA BBB–.16 Index	BBB–/P	1,591	7,000	1,056	4/17/65	300 bp — Monthly	539
Upfront premium received		191,546	Unrealized appreciation				50,789
Upfront premium (paid)		—	Unrealized (depreciation)				(8,561)
Total	$191,546		Total				$42,228
10
Putnam VT Mortgage Securities Fund

*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
***	Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2024. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.
	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/24
	Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termination date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
	Citigroup Global Markets, Inc.
	CMBX NA BB.10 Index	$(32,485)	$70,000	$29,099	11/17/59	(500 bp) — Monthly	$(3,454)
	CMBX NA BB.10 Index	(9,672)	24,000	9,977	11/17/59	(500 bp) — Monthly	281
	CMBX NA BB.10 Index	(9,672)	24,000	9,977	11/17/59	(500 bp) — Monthly	281
	CMBX NA BB.10 Index	(5,239)	13,000	5,404	11/17/59	(500 bp) — Monthly	152
	CMBX NA BB.8 Index	(15,155)	32,623	13,819	10/17/57	(500 bp) — Monthly	(1,367)
	CMBX NA BBB–.10 Index	(13,826)	46,000	8,087	11/17/59	(300 bp) — Monthly	(5,766)
	CMBX NA BBB–.12 Index	(80,881)	285,000	50,873	8/17/61	(300 bp) — Monthly	(30,174)
	CMBX NA BBB–.8 Index	(16,227)	71,756	9,787	10/17/57	(300 bp) — Monthly	(6,482)
	Goldman Sachs International
	CMBX NA BB.8 Index	(5,308)	12,117	5,133	10/17/57	(500 bp) — Monthly	(187)
	JPMorgan Securities LLC
	CMBX NA A.15 Index	(364)	4,000	221	11/18/64	(200 bp) — Monthly	(145)
	CMBX NA BB.11 Index	(5,148)	5,118	1,270	5/11/63	(500 bp) — Monthly	(3,883)
	Morgan Stanley & Co. International PLC
	CMBX NA BB.8 Index	(2,635)	5,593	2,369	10/17/57	(500 bp) — Monthly	(272)
	CMBX NA BBB–.10 Index	(70,816)	219,000	38,500	11/17/59	(300 bp) — Monthly	(32,444)
	CMBX NA BBB–.8 Index	(16,879)	70,047	9,554	10/17/57	(300 bp) — Monthly	(7,365)
	Upfront premium received	—	Unrealized appreciation				714
	Upfront premium (paid)	(284,307)	Unrealized (depreciation)				(91,539)
	Total	$(284,307)	Total				$(90,825)
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Mortgage-backed securities	$—	$23,249,157	$—
U.S. government and agency mortgage obligations	—	34,372,911	—
Short-term investments	230,000	3,731,147	—
Totals by level	$230,000	$61,353,215	$—
	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$270,587	$—	$—
Forward premium swap option contracts	—	164,173	—
TBA sale commitments	—	(2,994,591)	—
Interest rate swap contracts	—	(116,932)	—
Credit default contracts	—	44,164	—
Totals by level	$270,587	$(2,903,186)	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Mortgage Securities Fund
11

Financial statements

Statement of assets and liabilities

12/31/24

Assets
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $60,599,265)	$58,850,423
Affiliated issuers (identified cost $2,732,792) (Notes 1 and 5)	2,732,792
Interest and other receivables	282,945
Receivable for shares of the fund sold	1,444
Receivable for sales of TBA securities (Note 1)	3,017,569
Receivable from Manager (Note 2)	10,840
Receivable for variation margin on futures contracts (Note 1)	25,938
Receivable for variation margin on centrally cleared swap contracts (Note 1)	8,495
Unrealized appreciation on forward premium swap option contracts (Note 1)	439,568
Unrealized appreciation on OTC swap contracts (Note 1)	51,503
Premium paid on OTC swap contracts (Note 1)	284,307
Deposits with broker (Note 1)	421,486
Receivable from broker (Note 1)	616
Total assets	66,127,926

Liabilities
Payable for purchases of TBA securities (Note 1)	34,860,029
Payable for shares of the fund repurchased	19,751
Payable for custodian fees (Note 2)	31,030
Payable for investor servicing fees (Note 2)	3,232
Payable for Trustee compensation and expenses (Note 2)	44,980
Payable for administrative services (Note 2)	236
Payable for distribution fees (Note 2)	2,873
Payable for variation margin on centrally cleared swap contracts (Note 1)	8,016
Unrealized depreciation on forward premium swap option contracts (Note 1)	275,395
Unrealized depreciation on OTC swap contracts (Note 1)	100,100
Premium received on OTC swap contracts (Note 1)	191,546
TBA sale commitments, at value (proceeds receivable $3,011,250) (Note 1)	2,994,591
Collateral on certain derivative contracts, at value (Notes 1 and 8)	230,000
Other accrued expenses	71,909
Total liabilities	38,833,688
Net assets	$27,294,238

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$55,523,923
Total distributable earnings (Note 1)	(28,229,685)
Total — Representing net assets applicable to capital shares outstanding	$27,294,238

Computation of net asset value Class IA
Net assets	$13,913,404
Number of shares outstanding	2,231,899
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.23

Computation of net asset value Class IB
Net assets	$13,380,834
Number of shares outstanding	2,158,030
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.20

The accompanying notes are an integral part of these financial statements.

12	Putnam VT Mortgage Securities Fund

Statement of operations

Year ended 12/31/24

Investment income
Interest (including interest income of $256,190 from investments in affiliated issuers) (Note 5)	$2,464,918
Total investment income	2,464,918

Expenses
Compensation of Manager (Note 2)	118,862
Investor servicing fees (Note 2)	21,953
Custodian fees (Note 2)	49,348
Trustee compensation and expenses (Note 2)	1,457
Distribution fees (Note 2)	42,156
Administrative services (Note 2)	561
Auditing and tax fees	57,141
Other	13,288
Fees waived and reimbursed by Manager (Note 2)	(105,509)
Total expenses	199,257
Expense reduction (Note 2)	(1,603)
Net expenses	197,654
Net investment income	2,267,264

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(745,590)
Futures contracts (Note 1)	84,596
Swap contracts (Note 1)	(200,867)
Written options (Note 1)	129,920
Total net realized loss	(731,941)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(904,102)
Futures contracts	1,039,284
Swap contracts	110,138
Written options	(16,004)
Total change in net unrealized appreciation	229,316
Net loss on investments	(502,625)
Net increase in net assets resulting from operations	$1,764,639

The accompanying notes are an integral part of these financial statements.

Putnam VT Mortgage Securities Fund	13

Statement of changes in net assets

	Year ended 12/31/24	Year ended 12/31/23
Decrease in net assets
Operations:
Net investment income	$2,267,264	$2,015,655
Net realized loss on investments	(731,941)	(218,740)
Change in net unrealized appreciation (depreciation) of investments	229,316	(327,760)
Net increase in net assets resulting from operations	1,764,639	1,469,155
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,002,273)	(2,466,239)
Class IB	(1,100,133)	(2,261,936)
Increase (decrease) from capital share transactions (Note 4)	(1,222,512)	1,432,098
Total decrease in net assets	(1,560,279)	(1,826,922)
Net assets:
Beginning of year	28,854,517	30,681,439
End of year	$27,294,238	$28,854,517

The accompanying notes are an integral part of these financial statements.

14	Putnam VT Mortgage Securities Fund

Financial highlights

(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d,e]	Ratio of net investment income (loss) to average net assets (%)[e]	Portfolio turnover (%)[f]
Class IA
12/31/24	$6.37	.46	(.16)	.30	(.44)	—	—	(.44)	$6.23	4.97	$13,913.50		7.33	1,580
12/31/23	7.17	.44	(.10)	.34	(1.14)	—	—	(1.14)	6.37	5.58	14,760.50		7.01	1,865
12/31/22	8.74	.42	(1.23)	(.81)	(.76)	—	—	(.76)	7.17	(9.95)	16,054.50		5.41	1,110
12/31/21	9.05	.40	(.71)	(.31)	—	—	—	—	8.74	(3.43)	20,386.50		4.44	904
12/31/20	10.18	.35	(.57)	(.22)	(.87)	(.02)	(.02)	(.91)	9.05	(1.29)	26,269.50		3.89	895
Class IB
12/31/24	$6.34	.44	(.15)	.29	(.43)	—	—	(.43)	$6.20	4.76	$13,381.75		7.14	1,580
12/31/23	7.14	.43	(.11)	.32	(1.12)	—	—	(1.12)	6.34	5.27	14,095.75		6.76	1,865
12/31/22	8.69	.40	(1.21)	(.81)	(.74)	—	—	(.74)	7.14	(10.07)	14,627.75		5.16	1,110
12/31/21	9.02	.38	(.71)	(.33)	—	—	—	—	8.69	(3.66)	20,425.75		4.19	904
12/31/20	10.16	.33	(.58)	(.25)	(.85)	(.02)	(.02)	(.89)	9.02	(1.68)	20,478.75		3.64	895
[a]	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
[b]	The charges and expenses at the insurance company separate account level are not reflected.
[c]	Total return assumes dividend reinvestment.
[d]	Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.
[e]	Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect the following reductions as a percentage of average net assets.
Percentage of average net assets
December 31, 2024	0.34%
December 31, 2023	0.53
December 31, 2022	0.43
December 31, 2021	0.28
December 31, 2020	0.24
[f]	Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

Putnam VT Mortgage Securities Fund
15

Notes to financial statements 12/31/24

Unless otherwise noted, the “reporting period” represents the period from January 1, 2024 through December 31, 2024. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
1940 Act	Investment Company Act of 1940, as amended
Franklin Advisers	Franklin Advisers, Inc., a direct wholly-owned subsidiary of Franklin Templeton, and the fund’s investment manager for periods on or after July 15, 2024
Franklin Distributors	Franklin Distributors, LLC, an indirect wholly-owned subsidiary of Franklin Templeton, and the fund’s distributor and principal underwriter for periods on or after August 2, 2024
Franklin Templeton	Franklin Resources, Inc.
Franklin Templeton Services	Franklin Templeton Services, LLC, a wholly-owned subsidiary of Franklin Templeton
FTIML	Franklin Templeton Investment Management Limited
JPMorgan	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
PIL	Putnam Investments Limited, an indirect wholly-owned subsidiary of Franklin Templeton
PSERV	Putnam Investor Services, Inc., a wholly-owned subsidiary of Franklin Templeton
Putnam Management	Putnam Investment Management, LLC, an indirect wholly-owned subsidiary of Franklin Templeton, and the fund’s investment manager for periods prior to July 15, 2024
Putnam Retail Management	Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Franklin Templeton, and the fund’s distributor and principal underwriter for periods prior to August 2, 2024
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company

Putnam VT Mortgage Securities Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income as the fund’s investment manager believes is consistent with preservation of capital. The fund invests mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders.

The fund expects to invest in mortgage-backed investments that are obligations of U.S. government agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., Ginnie Mae mortgage-backed bonds) as well as in mortgage-backed investments that are backed by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. The fund currently has significant investment exposure to commercial mortgage-backed securities.

The fund also expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, and collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives). Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While the fund’s emphasis will be on mortgage-backed securities, it may also invest to a lesser extent in other types of asset-backed securities.

The fund’s investment manager may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions, including on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation.  The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such service providers use information with respect to transactions in bonds, quotations from bond dealers,

16
Putnam VT Mortgage Securities Fund

market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Franklin Advisers. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Franklin Advisers is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, for isolating prepayment risk and for managing downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price. OTC traded options are valued using quotations from an independent pricing service.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Putnam VT Mortgage Securities Fund
17

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $421,486 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Franklin Advisers will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $44,980 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit Prior to January 31, 2025, the fund participated, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings could be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit was paid by the participating funds and a $75,000 fee was paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

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Putnam VT Mortgage Securities Fund

Effective January 31, 2025, the fund, together with other U.S. registered and foreign investment funds managed by an affiliate of Franklin Templeton are borrowers in a joint syndicated senior unsecured credit facility totaling $2.995 billion, which matures on January 30, 2026.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2024, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$20,895,494	$5,088,444	$25,983,938

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $60,560 to increase undistributed net investment income, $22,852 to increase paid-in capital and $83,412 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,035,326
Unrealized depreciation	(6,523,789)
Net unrealized depreciation	(4,488,463)
Undistributed ordinary income	2,242,716
Capital loss carryforward	(25,983,938)
Cost for federal income tax purposes	$63,439,079

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 30.5% of the fund is owned by accounts of one insurance company.

Note 2: Management fee, administrative services and other transactions

Effective July 15, 2024, Putnam Management transferred its management contract with the fund to Franklin Advisers. As a result of the transfer, Franklin Advisers replaced Putnam Management as the investment adviser of the fund. In connection with the transfer, the fund’s portfolio managers, along with supporting research analysts and certain other investment staff of Putnam Management, also became employees of Franklin Advisers.

In addition, Putnam Management transferred to Franklin Advisers the sub-management contract between Putnam Management and PIL in respect of the fund.

The fund pays Franklin Advisers a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (including open-end funds managed by affiliates of Putnam Management that have been deemed to be sponsored by Putnam Management for this purpose) (excluding net assets of such funds that are invested in, or that are invested in by, other such funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.379% of the fund’s average net assets.

Franklin Advisers has contractually agreed, through April 30, 2026, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $58,785 as a result of this limit.

Franklin Advisers has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through April 30, 2026, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.50% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $46,724 as a result of this limit.

Effective July 15, 2024, Franklin Advisers retained Putnam Management as sub-advisor for the fund pursuant to a new sub-advisory agreement. Pursuant to the agreement, Putnam Management provides certain advisory and related services to the fund. Franklin Advisers pays a monthly fee to Putnam Management based on the costs of Putnam Management in providing these services to the fund, which may include a mark-up not to exceed 15% over such costs.

Effective November 1, 2024, FTIML is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Franklin Advisers from time to time. FTIML did not manage any portion of the assets of the fund during the reporting period. If Franklin Advisers were to engage the services of FTIML, Franklin Advisers (and not the fund) would pay a monthly sub-management fee to FTIML for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by FTIML.

Prior to November 1, 2024, PIL was authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Franklin Advisers from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Franklin Advisers had engaged the services of PIL, Franklin Advisers (and not the fund) would have paid a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL. Effective November 1, 2024, PIL merged into FTIML, and PIL investment professionals became employees of FTIML.

Effective June 1, 2024, Franklin Templeton Services provides certain administrative services to the fund. The fee for those services is paid by the fund’s investment manager based on the fund’s average daily net assets and is not an additional expense of the fund.

The fund reimburses Franklin Advisers an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custodian fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam VT Mortgage Securities Fund
19

PSERV, an affiliate of Franklin Advisers, provides investor servicing agent functions to the fund. PSERV was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$10,145
Class IB	11,808
Total	$21,953

The fund has entered into expense offset arrangements with PSERV and State Street whereby PSERV’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,603 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $23, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable from July 1, 1995 through December 31, 2023. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b–1 under the 1940 Act. The purpose of the Plan is to compensate Franklin Distributors, or prior to August 2, 2024, Putnam Retail Management, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Franklin Distributors and to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations and were paid out as follows:

Franklin Distributors	$16,323
Putnam Retail Management	25,833
Total	$42,156

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,086,597,635	$1,085,068,182
U.S. government securities (Long-term)	—	—
Total	$1,086,597,635	$1,085,068,182

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/24		Year ended 12/31/23		Year ended 12/31/24		Year ended 12/31/23
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	62,825	$389,785	36,406	$231,631	1,277,542	$7,806,150	300,411	$2,025,080
Shares issued in connection with reinvestment of distributions	167,046	1,002,273	407,643	2,466,239	183,969	1,100,133	375,114	2,261,936
	229,871	1,392,058	444,049	2,697,870	1,461,511	8,906,283	675,525	4,287,016
Shares repurchased	(316,409)	(1,968,834)	(364,014)	(2,298,655)	(1,527,957)	(9,552,019)	(499,992)	(3,254,133)
Net increase (decrease)	(86,538)	$(576,776)	80,035	$399,215	(66,446)	$(645,736)	175,533	$1,032,883

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 12/31/24
Short-term investments
Putnam Short Term Investment Fund Class P *	$2,743,853	$24,972,879	$24,983,940	$256,190	$2,732,792
Total Short-term investments	$2,743,853	$24,972,879	$24,983,940	$256,190	$2,732,792
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management and Franklin Advisers, as applicable. There were no realized or unrealized gains or losses during the period.

20
Putnam VT Mortgage Securities Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased swap option contracts (contract amount)	$28,700,000
Written swap option contracts (contract amount)	$15,800,000
Futures contracts (number of contracts)	200
Centrally cleared interest rate swap contracts (notional)	$53,900,000
OTC credit default contracts (notional)	$2,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$193,482	Payables	$149,318
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	874,031*	Payables, Net assets — Unrealized depreciation	556,203*
Total		$1,067,513		$705,521
* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(21,687)	$(21,687)
Interest rate contracts	51,859	84,596	(179,180)	$(42,725)
Total	$51,859	$84,596	$(200,867)	$(64,412)
Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$7,205	$7,205
Interest rate contracts	4,996	1,039,284	102,933	$1,147,213
Total	$4,996	$1,039,284	$110,138	$1,154,418

Putnam VT Mortgage Securities Fund
21

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BNP Paribas	Citibank, N.A.	Citigroup Global Markets, Inc.	Deutsche Bank AG
Assets:
Centrally cleared interest rate swap contracts §	$—	$—	$8,495	$—	$—	$—	$—
OTC Credit default contracts — protection sold *#	—	—	—	—	—	—	—
OTC Credit default contracts — protection purchased *#	—	—	—	—	—	136,628	—
Futures contracts §	—	—	—	—	—	—	—
Forward premium swap option contracts #	39,478	152,524	—	60,889	139,165	—	26,270
Total Assets	$39,478	$152,524	$8,495	$60,889	$139,165	$136,628	$26,270
Liabilities:
Centrally cleared interest rate swap contracts §	—	—	8,016	—	—	—	—
OTC Credit default contracts — protection sold *#	—	—	—	—	—	85,590	—
OTC Credit default contracts — protection purchased *#	—	—	—	—	—	—	—
Futures contracts §	—	—	—	—	—	—	—
Forward premium swap option contracts #	45,143	58,523	—	76,610	51,784	—	20,759
Total Liabilities	$45,143	$58,523	$8,016	$76,610	$51,784	$85,590	$20,759
Total Financial and Derivative Net Assets	$(5,665)	$94,001	$479	$(15,721)	$87,381	$51,038	$5,511
Total collateral received (pledged) †##	$—	$94,001	$—	$—	$87,381	$10,000	$—
Net amount	$(5,665)	$—	$479	$(15,721)	$—	$41,038	$5,511
Controlled collateral received (including TBA commitments) **	$—	$110,000	$—	$—	$110,000	$10,000	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments) **	$—	$—	$—	$—	$—	$—	$—

22
Putnam VT Mortgage Securities Fund

Note 8: Offsetting of financial and derivative assets and liabilities cont.

	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. LLC	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts §	$—	$—	$—	$—	$—	$—	$8,495
OTC Credit default contracts — protection sold *#	—	—	—	—	—	—	—
OTC Credit default contracts — protection purchased *#	5,121	—	1,484	—	—	50,249	193,482
Futures contracts §	—	—	25,938	—	—	—	25,938
Forward premium swap option contracts #	—	21,242	—	—	—	—	439,568
Total Assets	$5,121	$21,242	$27,422	$—	$—	$50,249	$667,483
Liabilities:
Centrally cleared interest rate swap contracts §	—	—	—	—	—	—	8,016
OTC Credit default contracts — protection sold *#	3,757	—	10,441	13,303	—	36,227	149,318
OTC Credit default contracts — protection purchased *#	—	—	—	—	—	—	—
Futures contracts §	—	—	—	—	—	—	—
Forward premium swap option contracts #	—	22,576	—	—	—	—	275,395
Total Liabilities	$3,757	$22,576	$10,441	$13,303	$—	$36,227	$432,729
Total Financial and Derivative Net Assets	$1,364	$(1,334)	$16,981	$(13,303)	$—	$14,022	$234,754
Total collateral received (pledged) †##	$—	$—	$—	$—	$—	$—
Net amount	$1,364	$(1,334)	$16,981	$(13,303)	$—	$14,022
Controlled collateral received (including TBA commitments) **	$—	$—	$—	$—	$—	$—	$230,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments) **	$—	$—	$(546,959)	$—	$(12,975)	$—	$(559,934)
*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§	Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $378,280 and $421,486, respectively.

Note 9: Operating segments

The fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the fund’s financial position or results of operations.

The fund operates as a single operating segment, which is an investment portfolio. The fund’s investment manager serves as the Chief Operating Decision Maker (CODM), evaluating fund-wide results and performance under a unified investment strategy. The CODM uses these measures to assess fund performance and allocate resources effectively. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.

For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of assets and liabilities and the Statement of operations, along with the related notes to the financial statements. The fund’s portfolio provides details of the fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial highlights.

Putnam VT Mortgage Securities Fund
23

Changes in and disagreements with accountants

Not applicable

Results of any shareholder votes

Not applicable

Remuneration paid to directors, officers, and others

Remuneration paid to directors, officers, and others is included in the Notes to financial statements above.

24
Putnam VT Mortgage Securities Fund

Board approval of management and subadvisory agreements (Unaudited)

At its meeting on September 27, 2024, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”), approved a new Sub-Advisory Agreement with respect to your fund (the “New FTIML Sub-Advisory Agreement”) between Franklin Advisers, Inc. (“Franklin Advisers”) and its affiliate, Franklin Templeton Investment Management Limited (“FTIML”). Franklin Advisers and FTIML are each direct or indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Templeton”). (Because FTIML is an affiliate of Franklin Advisers and Franklin Advisers remains fully responsible for all services provided by FTIML, the Trustees did not attempt to evaluate FTIML as a separate entity.)

The Board of Trustees, with the assistance of its Contract Committee (which consists solely of Independent Trustees) and its independent legal counsel (as that term is defined in Rule 0-1(a)(6)(i) under the 1940 Act), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its review of the New FTIML Sub-Advisory Agreement. At its September 2024 meeting, the Contract Committee met with representatives of Franklin Templeton, and separately in executive session, to consider the information provided. At the September Trustees’ meetings, the Contract Committee also met in executive session with the other Independent Trustees to discuss its observations and recommendations. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the Independent Trustees.

Considerations in connection with the Trustees’ approval of the New FTIML Sub-Advisory Agreement

The Trustees considered the proposed New FTIML Sub-Advisory Agreement in connection with the planned November 1, 2024 merger (the “Merger”) of Putnam Investments Limited (“PIL”), an affiliate of Franklin Advisers and a sub-adviser to your fund prior to the Merger, with and into FTIML. The Trustees considered that, in connection with the Merger, PIL investment professionals would become employees of FTIML, and, upon consummation of the Merger, PIL would cease to exist as a separate legal entity.

The Trustees noted that Franklin Templeton viewed the Merger as a further step in the integration of the legacy Putnam and Franklin Templeton organizations, offering potential operational efficiencies and enhanced investment resources for the funds. The Trustees also considered, among other factors, that:

• The Merger and the New FTIML Sub-Advisory Agreement would not result in any reduction or material change in the nature or the level of the sub-advisory services provided to the funds;

• The PIL portfolio managers who are responsible for the day-to-day management of the applicable funds would be the same immediately prior to, and immediately after, the Merger, and these investment personnel would have access to the same research and other resources to support their respective investment advisory functions and operate under the same conditions both immediately before and after the Merger;

• Despite a change in the sub-advisory fee structure for certain funds, the New FTIML Sub-Advisory Agreement would not result in an increase in the advisory fee rates payable by each fund, as Franklin Advisers would be responsible for overseeing the investment advisory services provided to the applicable funds by FTIML under the New FTIML Sub-Advisory Agreement and would compensate FTIML for such services out of the fees it receives under each fund’s Management Contract with Franklin Advisers; and

• The terms of the New FTIML Sub-Advisory Agreement were substantially similar to those under the sub-management contract between Franklin Advisers and PIL with respect to the fund (the “PIL Sub-Management Contract”). 1

The Trustees also considered that, prior to the Merger, counsel to Franklin Advisers and FTIML had provided a legal opinion that the Merger and the appointment of FTIML as sub-adviser to the funds would not result in an “assignment” under the 1940 Act of the PIL Sub-Management Contract and that the New FTIML Sub-Advisory Agreement did not require shareholder approval.

The Trustees also took into account that they had most recently approved the fund’s PIL Sub-Management Contract in June 2024. Because, other than the parties to the contract, the revised sub-advisory fee structure for certain funds, and certain other non-substantive changes to contractual terms, the New FTIML Sub-Advisory Agreement was substantially similar to the PIL Sub-Management Contract, the Trustees relied to a considerable extent on their previous approval of the PIL Sub-Management Contract.

Board of Trustees’ Conclusions

After considering the factors described above, as well as other factors, the Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the New FTIML Sub-Advisory Agreement represented reasonable compensation in light of the nature and quality of the services that would be provided to the funds, and determined to approve the New FTIML Sub-Advisory Agreement for your fund. These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor.

1 The New PIL Sub-Management Contract was operative until the effective date of the Merger, November 1, 2024, and was replaced by the New FTIML Sub-Advisory Agreement effective as of that date.

Putnam VT Mortgage Securities Fund
25

© 2024 Franklin Templeton. All rights reserved.	38988-AFSOI 2/25

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included in Item 7 above.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Included in Item 7 above.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 7 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 13. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 16. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 17. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 19. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds and Franklin Templeton are filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

(a)(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith:

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Jeffrey White

Jeffrey White Principal Accounting Officer

Date: February 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz

Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2025

By (Signature and Title):

/s/ Jeffrey White

Jeffrey White Principal Financial Officer

Date: February 26, 2025